UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 27, 2005

THE TITAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-6035 (Commission File Number)	95-2588754 (IRS Employer Identification Number)

3033 Science Park Drive
San Diego, California 92121-1199
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (858) 552-9500

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 5.02(b)     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

       On January 27, 2005, Joseph R. Wright, Jr. resigned from the Board of Directors of The Titan Corporation (the "Company") in order to devote additional time to his position as President, Chief Executive Officer and a director of PanAmSat Corporation, a global provider of satellite-based video, broadcasting and network distribution and delivery services. Mr. Wright had no disagreements with the Company on any matters related to the Company's operations, policies or practices.

       The Board of Directors of the Company thanks Mr. Wright for his dedicated service and valued contributions to the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TITAN CORPORATION
Dated: February 1, 2005	By:	/s/ Mark W. Sopp
Mark W. Sopp Senior Vice President, Chief Financial Officer and Treasurer